THE CANANDAIGUA FUNDS

                     SEMI-ANNUAL FINANCIAL STATEMENTS AS OF
                     --------------------------------------

                                  JUNE 30, 1999
                                  -------------

                                   (UNAUDITED)
                                   -----------

Dear Shareholder:

YEAR 2000
---------

         We are satisfied with the level of preparedness for all of the Funds' vendors as we approach the new year and do not anticipate that there will be any material disruption of our operations as a result of the "Y2K" issue. We do expect, however, that there will continue to be a growing flurry of commentary in the press and by those who hope to profit from this situation as we get closer to the new year. The regulatory authorities in the financial community have been diligently supervising all of the market participants' preparation for this event. We are satisfied that the securities industry as well as the banking industry is well prepared and as such we do not anticipate any meaningful disruption of our operations at the end of the year.


THE EQUITY FUND
---------------

         The Equity fund was up 19.04% in the first six months of 1999, compared with the S&P 500 and the CDA Weisenberger Domestic Growth Fund peer group performance of 12.28% and 11.31%, respectively. The portfolio has enjoyed a broad base of success in the first six months of 1999 with particular success coming from the telecommunications sector. We continue to maintain a strong representation in telecommunications, technology and pharmaceuticals. Although the large capitalization pharmaceutical sector has underperformed the market as a whole in the first six months, we are anxiously awaiting a string of exiting new products that will enhance the earnings outlook for this sector in the next four to six quarters. We do not expect any meaningful healthcare reform legislation until after the next presidential election.

         Technology enjoyed a stellar six-month return primarily due to the performance in June. The NASDAQ composite which is heavily weighted with technology companies was up 8% in June and continued a rotation out of some of the more speculative internet companies into firms that have a more proven record of earnings performance.

         The Federal Reserve has tightened monetary policy by a quarter point and indicated a reduced expectation for further tightening. The economic indicators that will be most closely watched will be the overall growth of the domestic economy as measured by gross domestic product followed by the Department of Labor's statistical releases concerning the presence of wage inflation due to a full employment environment. We believe that there is room for the Fed to continue to tighten monetary policy without the risk of slowing the economy below an annual rate of 3 to 4 percent. These additional moves should provide some level of uncertainty for the equity markets but through the end of the year and into 2000 prove to be very constructive for equity performance.


THE BOND FUND
-------------

         The Bond fund was down 2.07% compared with the Lehman Brothers Intermediate Government/Corporate Bond Index and the CDA Weisenberger General Investment Grade Bond Fund Peer Group performance of down 2.27% and down 1.89%, respectively. We have continued to maintain the Bond fund's weighted average maturity of around 5 years and almost equal weighting between U.S. Treasury securities and corporate bond issuance. Continued uncertainty regarding the Fed's intentions to raise short-term interest rates has caused the overall yield curve to rise over the course of the first six months of the year. We anticipate that the bond market will remain unstable until there is some degree of confidence that the Fed will not have to adjust short term rates again and that there will be a return of price stability in this arena. We believe that the Fed is ahead of any risk of inflation and there is room for the domestic economy to slow without representing a threat to the ongoing economic expansion.

OVERVIEW FOR THE REST OF 1999
-----------------------------

         1999 has continued to provide equity investors with above average returns and while it is important for investors to have realistic goals for the future, we are generally enthusiastic for the near term. Bond investors may be in for a more bumpy road as uncertainty regarding the growth of inflation will cause the Federal Reserve to make cautious statements through the financial press and perhaps actually raise interest rate one or two more times this year. If the Fed does take a firmer stance on monetary policy we are confident that it is as a preemptive strike against the possibility of future inflationary pressures. When it becomes apparent to the markets that these preemptive moves are over we will be left with an economy that continues to enjoy low inflation and strong growth which will continue to propel the investment markets forward.

         As we approach the end of 1999 and the hype surrounding the Y2K bug becomes even louder, we encourage you to contact us at your convenience with any comments or questions you may have regarding the operation of the Funds or the impact on the investment market as a whole.


                                 Sincerely,



                                 Robert J. Swartout
                                 Vice President and Investment Officer
                                 The Canandaigua National Bank and Trust Company

                              THE CANANDAIGUA FUNDS
                              ---------------------

                     SEMI-ANNUAL FINANCIAL STATEMENTS AS OF
                                  JUNE 30, 1999
                                   (Unaudited)


                                TABLE OF CONTENTS
                                -----------------



                                                                     PAGE
                                                                     ----

Statement of Assets and Liabilities as of June 30, 1999                1

Statement of Operations for the Six Months Ended                       2
   June 30, 1999

Statements of Changes in Net Assets for the Six Months Ended           3
   June 30, 1999

Schedule of Fund Investments as of June 30, 1999:
   - Bond Fund                                                         5
   - Equity Fund                                                       8

Notes to Financial Statements                                         11

Selected Per-Share Data and Ratios/Supplemental Data:
   - Bond Fund                                                        19
   - Equity Fund                                                      20

                              THE CANANDAIGUA FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 1999
                                   (Unaudited)


                                                                 FUND

                                                          BOND          EQUITY
                                                          ----          ------

ASSETS
      INVESTMENT SECURITES AT MARKET
      (Bond Fund cost - $1,159,913; Equity Fund
      cost - $25,284,198)                            $  1,142,666    $ 29,844,980

      RECEIVABLES FOR:
           Sales of fund's shares                               0          41,112
           Dividends and accrued interest                  17,993          13,185
                                                     ------------    ------------

               Total receivables                           17,993          54,297

      PREPAID EXPENSES                                        104           4,718
                                                     ------------    ------------

      Total assets                                      1,160,763      29,903,995
                                                     ------------    ------------


LIABILITIES
      PAYABLES FOR:
           Repurchase of fund's shares                          0             314
           Purchase of investments                              0         176,470
           Professional fees                                  447           9,663
           Custody fees                                       637               0
           Investment advisory fees                             0             802
                                                     ------------    ------------

      Total liabilities                                     1,084         187,249
                                                     ------------    ------------



      NET ASSETS AT JUNE 30, 1999:  (equivalent      $  1,159,679    $ 29,716,746
                                                     ============    ============
      to $13.50 per share for Bond Fund and $27.14
      per share for Equity Fund,
      based on 85,932 shares and 1,094,966 shares
      outstanding for Bond and
      Equity shares, respectively)


NET ASSETS CONSIST OF:

      Capital stock                                  $  1,175,777    $ 22,871,848
      Undistributed net investment income                     852         (81,153)
      Accumulated net realized gain on investments            297       2,365,268
      Net unrealized appreciation (depreciation)
      on investments                                      (17,247)      4,560,783
                                                     ------------    ------------
NET ASSETS                                           $  1,159,679    $ 29,716,746
                                                     ============    ============



The accompanying notes are an integral part of theses financial statements.

                              THE CANANDAIGUA FUNDS
                             STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1999
                                   (Unaudited)


                                                                          FUND

                                                                  BOND            EQUITY
                                                                  ----            ------


INVESTMENT INCOME:
       Interest income                                          $    31,180    $     3,674
       Dividenddincome                                                    0         94,767
                                                                -----------    -----------

       Total investment income                                       31,180         98,441
                                                                -----------    -----------

EXPENSES
       Investment management fees                                     2,673        133,041
       Administration fees                                            9,168         15,280
       Fund accounting fees                                           5,128          8,974
       Transfer agency fees                                           5,499          5,910
       Custodial fees                                                 1,271          1,405
       Professional fees                                                372         20,256
       Registration & filing fees                                         0          1,996
       Insurance expense                                                241          5,432

                                                                -----------    -----------
              Total expenses                                         24,352        192,294
              Less reimbursed expenses                              (22,468)       (12,699)
                                                                -----------    -----------
              Net expenses                                            1,884        179,595
                                                                -----------    -----------

              Net investment income (loss)                           29,296        (81,154)
                                                                -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

       Net realized gain                                                  0      4,080,204
       Net change in unrealized appreciation of investments         (52,501)       603,916
                                                                -----------    -----------

              Net realized and unrealized gain on investments       (52,501)     4,684,120
                                                                -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                                 $   (23,205)   $ 4,602,966
                                                                ===========    ===========



The accompanying notes are an integral part of these financial statements.

                              THE CANANDAIGUA FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND YEAR ENDED DECEMBER 31, 1998


                                                                                        PORTFOLIO
                                                                            -------------------------------


                                                                                 Bond             Equity
                                                                              (Unaudited)       (Unaudited)
                                                                             ------------    --------------

FOR THE SIX MONTHS ENDED JUNE 30, 1999 -

OPERATIONS:
       Net investment income (loss)                                          $     29,296    $    (81,154)
       Net realized gain on investments                                                 0       4,080,204
       Net unrealized gain (loss) on investments                                  (52,501)        603,916
                                                                             ------------    ------------
              Net increase in net assets resulting from operations                (23,205)      4,602,966
                                                                             ------------    ------------

DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
       Dividends from net investment income                                       (28,445)           --
       Distributions from net realized gain on investments                              0            --
                                                                             ------------    ------------
              Total dividends and distributions                                   (28,445)              0
                                                                             ------------    ------------

FUND SHARE TRANSACTIONS:
Proceeds from shares sold (19,925 and 109,536 shares in the Bond and
     Equity funds, respectively)                                                  276,912       2,757,785
Proceeds from shares issued in reinvestment of net investment income dividends and distributions of net realized gain on
     investments (2,069 shares in the Bond fund)                                   28,445            --
Cost of shares repurchased (3,751 and 48,440 shares in the Bond and Equity
     funds, respectively)                                                         (51,092)     (1,212,046)
                                                                             ------------    ------------

       Net increase in net assets resulting from fund
            share transactions                                                    254,265       1,545,739
                                                                             ------------    ------------

TOTAL INCREASE IN NET ASSETS                                                      202,615       6,148,705

NET ASSETS - BEGINNING OF PERIOD                                                  957,064      23,568,041
                                                                             ------------    ------------


NET ASSETS - END OF PERIOD                                                   $  1,159,679    $ 29,716,746
                                                                             ============    ============





The accompanying notes are an integral part of these financial statements.

                              THE CANANDAIGUA FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND YEAR ENDED DECEMBER 31, 1998


                                                                                     PORTFOLIO
                                                                           ------------------------------


                                                                               BOND            EQUITY
                                                                             (AUDITED)        (AUDITED)
                                                                            ------------    ------------
FOR THE YEAR ENDED DECEMBER 31, 1998 -

OPERATIONS:
       Net investment income (loss)                                         $     42,899    $    (64,572)
       Net realized gain (loss) on investments                                       294      (1,629,590)
       Net urnrealized gain on investments                                        25,369       4,919,931
                                                                            ------------    ------------
              Net increase in net assets resulting from operations                68,562       3,225,769
                                                                            ------------    ------------
DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
       Dividends from net investment income                                      (39,727)           --
       Distributions from net realized gain on investments                          --              --
                                                                            ------------    ------------
              Total dividends and distributions                                  (39,727)              0
                                                                            ------------    ------------

FUND SHARE TRANSACTIONS:
Proceeds from shares sold (26,858 and 212,466 shares in the Bond and
     Equity funds, respectively)                                                 378,457       4,543,920
Proceeds from shares issued in reinvestment of net investment income dividends and distributions of net realized gain on
     investments                                                                  39,727            --
Cost of shares purchased (11,249 and 95,269 shares in the Bond and Equity
     funds, respectively)                                                       (156,431)     (1,988,934)
                                                                            ------------    ------------

       Net increase in net assets resulting from fund
            share transactions                                                   261,753       2,554,986
                                                                            ------------    ------------

TOTAL INCREASE IN NET ASSETS                                                     290,588       5,780,755

NET ASSETS - beginning of year                                                   666,476      17,787,286
                                                                            ------------    ------------

NET ASSETS - end of year                                                    $    957,064    $ 23,568,041
                                                                            ============    ============




                                                                        `


The accompanying notes are an integral part of these financial statements.

                             THE CANANDAIGUA FUNDS
                              CANANDAIGUA BOND FUND
                          SCHEDULE OF FUND INVESTMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)

                                                                                  MARKET
                                                                       COST        VALUE
                                                                    ----------   -----------


INVESTMENT SECURITIES:

U.S. GOVERNMENT NOTES & BONDS
     $25,000 US Treasury Note, 5.375%, July 31, 2000               $ 24,953    $ 24,992
      25,000 US Treasury Note, 6.250%, August 31, 2000               24,931      25,227
      25,000 US Treasury Note, 6.125%, September 30, 2000            24,983      25,195
      20,000 US Treasury Note,4.000%, October 31, 2000               19,776      19,644
      30,000 US Treasury Note, 5.500%, December 31, 2000             29,621      30,019
      25,000 US Treasury Note, 5.250%, January 31, 2001              24,687      24,914
      30,000 US Treasury Note, 6.375%, March 31, 2001                29,946      30,431
      25,000 US Treasury Note, 5.500%, February 28, 2003             24,809      24,828
      25,000 US Treasury Note, 5.750%, April 30, 2003                24,952      25,031
      25,000 US Treasury Note, 5.875%, February 15, 2004             26,465      25,141
      50,000 US Treasury Bond, 5.875%, November 15, 2005             49,987      49,984
      25,000 US Treasury Note, 5.625%, February 15, 2006             24,955      24,625
      40,000 US Treasury Note, 6.875%, May 15, 2006                  40,104      42,125
      30,000 US Treasury Note, 7.000%, July 15, 2006                 30,053      31,781
      40,000 US Treasury Note, 5.500%, February 15, 2008             39,776      38,913
      50,000 US Treasury Note, 5.625%, May 15, 2008                  50,935      48,969
      50,000 US Treasury Note, 4.750%, November 15, 2008             48,267      45,906
                                                                   --------    --------

             Total U.S. Government Notes & Bonds          46.37%    539,200     537,725
                                                                   --------    --------

CORPORATE BONDS
CAPITAL EQUIPMENT - 3.32%
AEROSPACE & MILITARY TECHNOLOGY
-------------------------------
      15,000 Lockheed Martin Corporation,6.750%, March 15, 2003      15,900      15,024
MACHINERY CONSTRUCTION AND MINING
---------------------------------
      25,000 Caterpillar Corp., Inc., 6.000%, May 1, 2007            23,863      23,441
                                                                   --------    --------

                                                                     39,763     38,465
                                                                   --------    --------


CONSUMER GOODS - 14.02%
BEVERAGE & TOBACCO
------------------
      20,000 Coca-Cola Company, 6.000%, July 15, 2003                19,962      19,567
      25,000 Anheuser Busch, 6.750%, November 1, 2006                25,143      24,570

PAPER
-----
      25,000 International Paper Company, 7.625%, August 1, 2004     26,700      25,959



The accompanying notes are an integral part of these financial statements.



                                      -5-


                             THE CANANDAIGUA FUNDS
                              CANANDAIGUA BOND FUND
                          SCHEDULE OF FUND INVESTMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)

                                                                                  MARKET
CONSUMER GOODS (CONTINUED) -                                           COST       VALUE
                                                                    -----------  -------

RETAIL TRADING
--------------
      25,000 Sears Roebuck & Company, 6.250%, January 15, 2004          23,680    24,561
      20,000 Wal-Mart Company, 6.375%, March 1, 2003                    20,930    20,046

SPECIALTY CHEMICALS
-------------------
      25,000 Eastman Chemical Company, 6.375%, January 15, 2004         25,141    24,571

MULTIMEDIA
----------
      25,000 Disney, Walt & Co. 5.800%, October 27, 2008                23,201    23,366
                                                                       -------   -------

                                                                       164,757   162,640
                                                                       -------   -------


FINANCE - 15.87%
BANKING
-------
      30,000 Citicorp, 6.750%, August 15, 2005                          30,853    29,787
      25,000 Morgan JP & Co., 6.000%, January 15, 2009                  24,654    22,976

FINANCIAL SERVICES
------------------
      10,000 Ford Motor Credit Co., 6.850%, August 15, 2000             10,004    10,085
      20,000 General Electric Capital Corp. 5.500%, November 1, 2001    19,940    19,684
      25,000 John Deere Capital Corp., 6.000%, February 15, 2009        24,445    23,474
      30,000 Merrill Lynch & Co., Inc., 6.250%, October 15, 2008        29,681    28,273
      30,000 Morgan Stanley Dean Witter, 5.750%, February 15, 2001      30,224    29,742
      20,000 Salomon Inc., 6.750%, August 15, 2003                      19,905    20,051
                                                                       -------   -------

                                                                       189,706   184,072
                                                                       -------   -------

SERVICES - 16.01%
INDUSTRIAL
----------
      25,000 General Motors Corp., 6.250%, May 1, 2005                  26,185    24,269
      25,000 IBM Corp., 5.375%, February 1, 2009                        24,945    22,864

HEALTHCARE
----------
      40,000 Colgate Palmolive Corp., 5.590%, April 17, 2000            40,167    39,939

TELECOMMUNICATIONS
------------------
      20,000 Pacific Bell, 6.250%, March 1, 2005                        19,600    19,660
      30,000 LCI, 7.250%, June 15, 2007                                 30,894    29,586

HOTELS AND MOTELS
-----------------
      25,000 Marriott Corp., 6.750%, December 15, 2003                  25,017    24,644



The accompanying notes are an integral part of these financial statements.




                                      -6-


                             THE CANANDAIGUA FUNDS
                              CANANDAIGUA BOND FUND
                          SCHEDULE OF FUND INVESTMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)
                                                                               MARKET
SERVICES (CONTINUED) -                                              COST        VALUE
                                                                -----------  ----------

WASTE REMOVAL
-------------
      25,000 Waste Management Inc., 6.375%, December 1, 2003         25,590      24,713
                                                                 ----------  ----------

                                                                    192,398     185,675
                                                     --------    ----------   ----------

             Total Corporate Bonds                     49.23%       586,624     570,852
                                                     --------    ----------  ----------


TOTAL INVESTMENT SECURITIES                            95.59%     1,125,824   1,108,577
                                                                 ----------  ----------

CASH AND CASH EQUIVALENTS                               2.94%

      34,089 Canandaigua National Bank Collective
             Fixed Income                                            34,089      34,089
                                                     --------    ----------  ----------

TOTAL INVESTMENTS                                      98.53%    $1,159,913   1,142,666
                                                                 ==========

OTHER ASSETS LESS LIABILITIES                           1.47%                    17,013
                                                      -------                ----------

NET ASSETS                                            100.00%                $1,159,679
                                                      =======                ==========



The accompanying notes are an integral part of these financial statements.

                             THE CANANDAIGUA FUNDS
                            CANANDAIGUA EQUITY FUND
                          SCHEDULE OF FUND INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)


                                                                       MARKET
SHARES                                                 COST             VALUE
-------------                                       ----------       -----------

INVESTMENT SECURITIES:

       COMMON STOCKS

       AIRCRAFT                           1.57%
15,000 Southwest Airlines Co.                       $  495,721       $  466,875
                                                    ----------       ----------

       AUTOMATED PROCESSING               5.36%
50,000 Paychex Inc.                                  1,449,006        1,593,750
                                                    ----------       ----------


       COMPUTERS                         16.87%
 5,000 Cisco Systems Inc. *                            250,738          322,500
 8,000 EMC Corp. *                                     445,940          440,000
17,000 Intel Corp.                                   1,043,352        1,011,500
10,000 Microsoft Corp. *                               791,228          901,875
15,000 Sun Microsystems Inc. *                         887,748        1,033,125
 9,000 Texas Instruments Inc.                          815,528        1,305,000
                                                    ----------       ----------
                                                     4,234,534        5,014,000
                                                    ----------       ----------



       CONSUMER NON-CYCLICAL              6.11%
 8,000 American Home Products Corp.                    462,266          460,000
12,000 General Electric Co.                          1,157,860        1,356,000
                                                    ----------       ----------
                                                     1,620,126        1,816,000
                                                    ----------       ----------


       DISTRIBUTION/WHOLESALE             1.18%
10,000 Genuine Parts Co.                               313,120          350,000
                                                    ----------       ----------


       DRUGS                             16.56%
15,000 Bristol-Meyers Squibb Co                        929,482        1,056,563
30,000 CVS Corp.                                     1,359,912        1,533,750
44,000 Elan Corp PLC-Spons ADR *                     1,416,144        1,221,000
15,000 Merck & Co Inc                                  998,119        1,110,000
                                                    ----------       ----------
                                                     4,703,657        4,921,313
                                                    ----------       ----------


       ELECTRONICS                        5.66%
10,000 Molex Inc.                                      311,020          370,000
12,000 Sanmina Corp *                                  766,010          910,500
 6,000 Solectron Corp. *                               283,293          400,125
                                                    ----------       ----------
                                                     1,360,323        1,680,625
                                                    ----------       ----------

The accompanying notes are an integral part of these financial statements.



                                      -8-





                             THE CANANDAIGUA FUNDS
                             CANANDAIGUA EQUITY FUND
                          SCHEDULE OF FUND INVESTMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)



                                                                       MARKET
SHARES                                                 COST             VALUE
-------------                                       ----------       -----------


       FINANCIAL                         13.67%
22,500 Capital One Financial Corp.                     915,764        1,252,969
17,500 Merrill Lynch & Co Inc.                       1,091,156        1,398,906
 5,000 Morgan Stanley Dean Witter & Co.                417,000          512,500
21,000 Wells Fargo Co.                                 780,898          897,750
                                                    ----------       ----------
                                                      3,204,818        4,062,125
                                                    ----------       ----------


       FOOD-RETAIL                        2.82%
30,000 Kroger Co. *                                    818,229          838,125
                                                    ----------       ----------


       HEALTHCARE                         1.33%
 6,000 Smithkline Beecham PLC ADR Ordinary A *         422,375          396,375
                                                    ----------       ----------


       INTERNET SOFTWARE                  2.65%
 4,000 America Online Inc. *                           326,627          442,000
 2,000 Yahoo! Inc, *                                   333,845          344,500
                                                    ----------       ----------
                                                       660,472          786,500
                                                    ----------       ----------


       MEDICAL INSTRUMENTS                2.10%
 8,000 Medronic Inc.                                   562,820          623,000
                                                    ----------       ----------


       MISCELLANEOUS                      3.13%
10,000 Circuit City Stores-Circuit City Group          366,866          930,000
                                                    ----------       ----------


       RETAIL                             3.06%
14,000 Dayton Hudson Corp.                             919,753          910,000
                                                    ----------       ----------


       TECHNOLOGY                         2.98%
12,000 Applied Materials Inc. *                        594,548          886,500
                                                    ----------       ----------



       TELECOMMUNICATIONS                14.21%
 7,500 ADC Telecommunications *                        295,645          341,719
20,000 Frontier Corp                                   884,048        1,180,000
16,000 MCI Worldcom Inc *                              827,136        1,380,000
40,000 Qwest Communications Inc. *                   1,205,428        1,322,500
                                                    ----------       ----------
                                                     3,212,257        4,224,219
                                                    ----------       ----------

The accompanying notes are an integral part of these financial statements



                                      -9-







                             THE CANANDAIGUA FUNDS
                             CANANDAIGUA EQUITY FUND
                          SCHEDULE OF FUND INVESTMENTS
                                  JUNE 30, 1999
                                  (UNAUDITED)
                                                                       MARKET
SHARES                                                     COST        VALUE
-------------                                          -----------  -----------

TOTAL COMMON STOCKS                      99.27%         24,938,624   29,499,406
                                                       -----------  -----------


CASH AND CASH EQUIVALENTS                 1.16%
                                        -------
     345,574 Canandaigua National Bank
             Collective Equity Fund                        345,574      345,574
                                                       -----------  ------------

TOTAL INVESTMENTS                       100.43%        $25,284,198   29,844,980
                                                       ===========

LIABILITIES LESS OTHER ASSETS            -0.43%                        (128,235)
                                        -------                     ------------

NET ASSETS                              100.00%                     $ 29,716,746
                                        =======                     ============



* Non-Income producing securities





The accompanying notes are an integral part of these financial statements

                              THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   (Unaudited)






(1)      ORGANIZATION
         ------------

         The Canandaigua Funds (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund offers two no-load mutual funds: the Canandaigua Equity Fund ("Equity Fund"), which seeks long term growth of asset values through capital appreciation and dividend income, and the Canandaigua Bond Fund ("Bond Fund"), which seeks to earn a high level of current income with consideration also given to safety of principal.

         From inception in September, 1992 through February 9, 1998, the Fund was designed solely for the investment of retirement funds held in certain qualified trusts. Effective February 9, 1998, the Fund was reorganized on a tax free basis from a collective investment trust to a Delaware business trust. Among other things, this change enabled the Fund to expand its shareholders from certain qualified individual retirement trust accounts, to the general public.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         USE OF ESTIMATES -

         The financial statements have been prepared in conformity with generally accepted accounting principles and, as such, include amounts based on informed estimates and judgments of management with consideration given to materiality. Actual results could differ from those estimates. The interim financial statement, as of June 30, 1999, includes adjustments for the estimated effect of recurring annual accrued charges which, in the opinion of management, are necessary for the fair presentation of the interim financial statement.

         CASH AND CASH EQUIVALENTS -

         Interest bearing cash accounts are considered cash equivalents.

                             THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   (Unaudited)




(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
         ------------------------------------------

         VALUATION OF INVESTMENT SECURITIES AND INCOME RECOGNITION -

         Investments consist of debt and equity investment securities of the United States (U.S.) government and of corporations whose securities are traded on recognized U.S. securities exchanges. Investment securities are stated at market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the year or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices on that date. The market value of investment securities is subject to daily fluctuations. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. Effective January 1, 1998, any purchase premiums or discounts are amortized in investment interest ratably over the term of an investment security with a remaining maturity over 60 days. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Supervisory Committee of the Fund.

         The fair value of receivables for sale of investments and payables for purchase of investments are based on fair values as of the date of sale or purchase of the investment security.

         The estimated fair value of individual investment securities held at June 30, 1999 are disclosed in the accompanying Schedule of Fund Investments.

         As is customary in the industry, securities transactions are recorded no later than the first business day after the securities are purchased or sold. Interest income is reported on the accrual basis. Dividend income is recorded on the ex-dividend date.

         Realized gains and losses on sales of securities are calculated on the identified cost basis.

         Dividends and distributions to shareholders are recorded on the ex-dividend date and are paid at least annually. Through February 9, 1998, when the Fund operated solely as a collective investment trust, dividend

                             THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   (Unaudited)



(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
     ------------------------------------------

         VALUATION OF INVESTMENT SECURITIES AND INCOME RECOGNITION - (continued)

         distributions were not relevant for tax compliance purposes. For the six month ended June 30, 1999, $28,445 of reinvested dividends were declared and distributed to shareholders of the Bond Fund.

         INCOME TAXES -

         It is the policy of the Fund to comply with applicable requirements of the Internal Revenue Code. Effective February 9, 1998, the Fund began accepting investments attributable to sources other than individual retirement trust accounts. As a result, net investment income and net realized gains on investments beginning in fiscal 1998 from February 9, 1998 forward, is taxable to the Fund if not substantially distributed annually to its shareholders. It has been the practice, policy and future intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its annual net taxable income, including any net realized gains on investments, to its shareholders. Accordingly, there was no income tax provision recorded for the Fund as of a June 30, 1999. In addition, in connection with the Fund reorganization, accumulated net investment income (loss) of $3,861 in the Bond Fund and $ (285) in the Equity Fund and accumulated net realized gain (loss) of investments of $3 in the Bond Fund and $85,347 in the Equity Fund as of February 9, 1998, were transferred to additional paid-in capital.

         Prior to February 9, 1998, the Fund was exempt from Federal income tax under Section 408 (e) of the Internal Revenue Code with respect to interests in the Fund which are attributable to individual retirement trust accounts maintained in conformity with Section 408 (e) of the Internal Revenue Code, and exempt from Federal income tax under Section 501 (a) of the Internal Revenue Code with respect to interests in the Fund which are attributable to pension or profit-sharing trusts (including those

                             THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   (Unaudited)




(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
         ------------------------------------------

         INCOME TAXES -  (continued)
         ------------

         benefiting self-employed individuals) maintained in conformity with
         Section 401 (a) of the Internal Revenue Code. The Fund was also not subject to taxation in New York State for these qualified interests. For Federal income tax purposes, income earned by the Fund for these qualified interests was not taxable to participating trusts or participants until a participant receives a distribution from the Fund. Withdrawals from the Fund which are paid to participating trusts can be made at any time by participating trusts without penalty and without the amount withdrawn being subject to Federal income tax. Differences between financial and tax bases methods of reporting transactions of the Fund are not significant.

         VALUATION OF SHARES -

         The Declaration of Trust provides that the Fund may issue an unlimited number of shares of beneficial interest without par value. Currently, the Fund is offering shares in a Bond Fund and an Equity Fund. The shares are voting, non-assessable and have no preemptive rights or preferences as to conversion, exchange, dividends or retirement. The net asset value per share of each fund is determined by dividing the total value of the fund's net assets by the number of outstanding shares of the fund. The net asset values per share in the accompanying financial statements are calculated in consideration of all purchases and sales transacted during the period. Share purchases are recorded when an investor's request for a share purchase is accepted and share distributions are recorded when an investor's request for distribution is received. Accordingly, any accepted share purchase obligations for which cash has not yet been received are reflected as a receivable for sale of fund's shares and any approved distribution requests for which cash has not yet been disbursed are reflected as a payable for repurchases of fund's shares in the accompanying statement of assets and liabilities.

                             THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   (Unaudited)


(3)      AGREEMENTS

         The Canandaigua National Bank and Trust Company (the Company) is the investment advisor and sponsor of the Fund. The individual portfolio managers of the Fund are also officers of the Company. Subject to the direction of the Supervisory Committee of the Fund, which performs the duties and undertakes the responsibilities of the Board of Directors of an investment company, the Company manages all of the business and affairs of the Fund. The Fund has entered into an Investment Management Agreement with the Company. Under the terms of the agreement, the Company will manage the investment of the assets of each fund in conformity with the stated objectives and policies of that fund. For these services, the Fund will pay investment management fees to the Company, at the rate of 1% of assets annually of each fund. In April, 1994, however, the Supervisory Committee authorized a temporary reduction of this fee for the bond fund to .5%. On July 9, 1997, the Supervisory Committee authorized a temporary suspension of the total investment management fee it pays for the bond fund. These rate reductions resulted in a savings to the bond fund of $2,673 for the six month period ended June 30, 1999.

         The Fund has an administrative service agreement with American Data Services, Inc. (ADS), for a three year period beginning December, 1997. Monthly fees are based on a greater of: (1) a sliding scale of $1,500 for a fund with average net assets of under $5 million to $2,500 for a fund with net assets of $20 million or more: or (2) 1/12 of 0.012% of the average net assets of a fund for the month. These fees, $15,280 for the six months ended June 30, 1999, have historically been paid by the Company.

         In December, 1997, the Fund entered into a fund accounting agreement with ADS for a three year period to calculate and transmit the Fund's net asset value and maintain and keep current all books and records of the Funds as required by Rule 31a-1 under the 1940 Act. Monthly fees are based on the greater of; (1) a sliding scale of $800 for a fund with average

                             THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   (Unaudited)





(3)      AGREEMENTS (continued)
         ----------

         net assets of under $10 million to $1,400 for a fund with net assets of $25 million to $30 million; or (2) 1/12 of 2.75 basis points on nets assets in excess of $30 million. These fees, $8,974 for the six months ended June 30, 1999, have historically been paid by the Company

         In December, 1997, the Fund entered into a transfer agency agreement with ADS for a three year period to provide a shareholder record keeping and reporting services and to act as the dividend disbursing agent for the Fund. Monthly fees consist of a minimum of $900 maintenance fee plus various transaction fees. These fees, $5,910 for the six months ended June 30, 1999, have historically been paid by the Company.

         The Northern Trust Company acts as a custodian of the assets of the Fund. Custodial fees paid by the Fund are based on an agreed fee schedule for asset holdings and transactions.

         The Company has also historically assumed expenses, other than primarily custodial and audit, incurred in the administration of the Fund. During the six months ended June 30, 1999, the Company assumed approximately $7,929 of professional fees related to certain statutory filings of the Fund and approximately $0.00 of Board of Trustee fees and expenses for board and committee meeting attendance.

         The Company will reimburse the Fund for the amount by which the expenses exceed the lower of (1) 1.5% of the average daily value of the Fund's net assets during its fiscal year or (2) the most restrictive expense limitation applicable to the Fund imposed by the securities laws of any state in which the shares of the Fund are sold.

         The Company, as sponsor of the Fund, paid approximately $12,699 of legal expenses in the six months incurred primarily in connection with the reorganization of the Fund. In addition, in December 1997 the Company entered into a three year ninety day cancelable distributor agreement with ADS Distributors, Inc. to act as the principal underwriter and distributor of the Fund's shares. The fee for the six months ended June 30, 1999 for these services of $11,375 plus expenses was paid by the Company.

                             THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   (Unaudited)


 (3)     AGREEMENTS (continued)
         ----------

         Fees with ADS and ADS Distributors, Inc. are subject to annual increases based on a defined increase in the Consumer Price Index for the Northeast region.

 (4)     PURCHASES AND SALES OF SECURITIES
         ---------------------------------

         During the six months ended June 30, 1999, purchases and sales of investment securities, excluding cash and cash equivalent, amounted to the following:

                                                      FUND
                                                      ----

                                            BOND              EQUITY
                                            ----              ------

             Purchases                    $ 26,090          $30,413,422
                                          ========          ===========

             Sales                        $      0          $28,488,198
                                          ========          ===========

         Purchases and sales of government securities included in the Bond Fund amounts were $96,216 and $270,302, respectively. All other purchases and sales in the Bond Fund and Equity Fund were of investment securities, excluding government securities. Transaction fees paid during the six month period June 30, 1999 to the Company and The Northern Trust Company in the amount of approximately $2,300 and $1,800 respectively, were recorded as an adjustment to the basis of the related securities in the amount of approximately $3,900 in the Equity Fund and $200 in the Bond Fund.

                             THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1999
                                   (Unaudited)






         UNREALIZED GAINS (LOSSES) ON INVESTMENTS -

         As of June 30, 1999, gross unrealized gains (losses) on investments with a cost of ($17,247) in the Bond Fund and $4,560,783 in the Equity Fund are as follows:

                                                         FUND
                                                         ----

                                                 BOND             EQUITY
                                                 ----             ------

            Gross unrealized gains            $   6,836        $4,865,584

            Gross unrealized (losses)           (24,083)          304,801

                 Net unrealized gain (loss)   $ (17,247)       $4,560,783
                                              =========        ==========

                              THE CANANDAIGUA FUNDS
                              CANADAIGUA BOND FUND
              SELECTED PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA


                                               For the six   For the    For the    For the      For the     For the
                                                 months       year        year       year        year         year
                                                  ended       ended,     ended,     ended,       ended,      ended,
                                                 June 30,    Dec 31,    Dec. 31,   Dec. 31,     Dec. 31,    Dec. 31,
                                                  1999        1998        1997       1996        1995        1994
                                              -------------------------------------------------------------------------
                                              (Unaudited)
PER SHARE DATA:
(For a share outstanding throughout
     each period)
Net asset value, beginning of period                $14.14      $13.53     $12.54      $12.25       $10.01       $10.48
                                                    ------      ------     ------      ------       ------       ------
Income (Loss) from investment operations
Net investment income (a)                             0.37        0.77       0.70        0.62         0.81         0.62
Net realized and unrealized gains (losses) on
      investments                                    (0.66)       0.45       0.29       (0.33)        1.43        (1.09)
                                                    ------      ------     ------      ------       ------       ------
Total income (loss) from investment operations       (0.29)       1.22       0.99        0.29         2.24        (0.47)
                                                    ------      ------     ------      ------       ------       ------
Less distributions (b)
Dividend from net investment income                  (0.35)      (0.61)
Distribution from net realized gains                 --          --
                                                    ------      ------
Total dividends and distributions                    (0.35)      (0.61)
                                                    ------      ------

Net Asset Value, end of period                      $13.50      $14.14     $13.53      $12.54       $12.24       $10.01
                                                    ======      ======     ======      ======       ======       ======

Total return (c)                                     (2.07%)      9.05%      7.89%       2.37%       22.38%       (4.48%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)             $1,160        $957       $666        $501         $408         $298
Ratio of Net Expenses to Average
     Net Assets (a)                                   0.34%       0.46%      0.77%       1.09%        0.89%        0.77%
Ratio of Gross Expenses to Average
     Net Assets (a)                                   4.46%       7.13%      3.19%       4.15%        1.03%        0.95%
Ratio of Net Investment Income
     to Average Net Assets                            5.36%       5.47%      5.38%       5.17%        7.11%        6.16%
Portfolio Turnover Rate                               0.00%       9.04%      8.44%      30.46%       14.13%       24.25%




     (a)The investment management fees for the Bond Fund were reduced from 1% to .5% of assets annually from April, 1994 through July, 1997 and to zero from August 1, 1997 through December 31, 1998. In addition, during the periods presented, certain administrative expenses of the Fund, other than, primarily, custodial and audit fees, have been assumed by the investment manager of the Fund. The resulting per share savings to the Bond Fund related to these fees and expenses were $.28 (unaudited) for the six months ended June 30, 1999 and $.94, $.31, $.37, $.02, and $.02 for the years ended December 31, 1998, 1997, 1996, 1995, and 1994, respectively.

     (b)Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.

     (c)Assumes reinvestment of dividends and capital gains distribution, if any.




The accompanying notes are an integral part of these financial statements.

                              THE CANANDAIGUA FUNDS
                             CANADAIGUA EQUITY FUND
              SELECTED PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA


                                               For the six   For the    For the    For the      For the     For the
                                                 months       year        year       year        year         year
                                                  ended       ended,     ended,     ended,       ended,      ended,
                                                 June 30,    Dec 31,    Dec. 31,   Dec. 31,     Dec. 31,    Dec. 31,
                                                  1999        1998        1997       1996        1995        1994
                                              -------------------------------------------------------------------------
                                              (Unaudited)
PER SHARE DATA:
(For a share outstanding throughout
     each period)
Net asset value, beginning of period             $   22.80    $  19.40  $   16.67   $   13.71    $   10.89    $   10.85

Income (Loss) from investment operations
Net investment income (a)                            (0.08)      (0.06)   --             0.01         0.04         0.07
Net realized and unrealized gains (losses)
      on investments                                  4.42        3.46       2.73        2.95         2.78        (0.03)
                                                  --------    --------   --------   ---------    ---------    ---------
Total income (loss) from investment operations        4.34        3.40       2.73        2.96         2.82         0.04
                                                  --------    --------   --------   ---------    ---------    ---------

Less distributions (b)
Dividend from net investment income                 --           --
Distribution from net realized gains                --           --
                                                 ---------    ---------
Total dividends and distributions                     0.00        0.00
                                                 ---------    ---------

Net Asset Value, end of period                   $   27.14    $  22.80  $   19.40   $   16.67    $   13.71    $   10.89
                                                 =========    ========   =======    =========    =========    =========

Total return (c)                                     19.04%      17.53%     16.38%      21.59%       25.90%        0.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)          $  26,882   $  23,568  $  17,787   $  12,644    $   8,433    $   5,777
Ratio of Net Expenses to Average
     Net Assets (a)                                   1.35%       1.14%      1.15%       1.12%        1.11%        1.09%
Ratio of Gross Expenses to Average
     Net Assets (a)                                   1.44%       1.50%      1.44%       1.57%        1.25%        1.27%
Ratio of Net Investment Income
     to Average Net Assets                           (0.61%)     (0.31%)     0.00%       0.03%        0.32%        0.69%
Portfolio Turnover Rate                             107.46%     314.28%    398.23%     337.27%      375.30%      234.81%




     (a)During the periods presented, certain administrative expenses of the Equity Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Equity Fund, resulting in per share savings of $.01 (unaudited) for the six months ended June 30, 1999 and $.08, $.05, $.07, $.02 and $.02 for the years ended December 31, 1998, 1997. 1996, 1995 and 1994, respectively.

     (b)Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.

     (c)Assumes reinvestment of dividends and capital gains distribution, if any.




The accompanying notes are an integral part of these financial statements.